Exhibit 10.05

Execution Version

VOTING AGREEMENT

THIS VOTING AGREEMENT (“Voting Agreement”) is entered into as of March 7, 2013, by and among SORRENTO THERAPEUTICS, INC., a Delaware corporation (“Sorrento”), IGDRASOL, INC., a Delaware corporation (the “IgDraSol”) and the stockholder signatories hereto (“Stockholder”).

RECITALS

A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock of IgDraSol.

B. Sorrento and IgDraSol are parties to an Option Agreement of even date herewith (the “Option Agreement”), which provides Sorrento the right to acquire an exclusive option to acquire IgDraSol (the “Option”) pursuant to terms of that certain Agreement and Plan of Merger to be entered into among Sorrento, STI Merger Sub Inc., a Delaware corporation (“Merger Sub”), IgDraSol and Vuong Trieu (solely in his capacity as the Stockholders’ Agent) (the “Merger Agreement”). The Merger Agreement provides (subject to the conditions set forth therein), among other things, for the merger of Merger Sub into IgDraSol (the “Merger”).

C. In the Merger, each outstanding share of common stock of IgDraSol (“IgDraSol Common Stock”) is to be converted into the right to receive shares of ordinary shares of Sorrento.

D. Stockholder is entering into this Voting Agreement in order to induce Sorrento to enter into the Option Agreement and, if exercised by Sorrento, to cause the Merger to be consummated pursuant to the Merger Agreement.

AGREEMENT

The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Voting Agreement:

(a) “Expiration Date” shall mean the earliest of: (i) the date on which the Merger Agreement is terminated pursuant to Section 9 thereof; (ii) immediately following the adjournment of the meeting of the stockholders of IgDraSol at which the Merger Agreement is adopted and approved by the stockholders of IgDraSol; (iii) expiration of the Option Period (as defined in the Option Agreement); or (iv) the date the Option Agreement is terminated pursuant to the terms thereof.

(b) “Own” or to have acquired “Ownership” shall mean with respect to any security, that a Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(c) “Person” shall mean any individual, private or public corporation (including not-for-profit), general or limited partnership, unlimited or limited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature, including a government or political subdivision or an agency or instrumentality thereof.

(d) “Subject Securities” shall mean: (i) all securities of IgDraSol (including all shares of IgDraSol Common Stock and all options, restricted stock units, warrants and other rights to acquire or convert into shares of IgDraSol Common Stock) Owned by Stockholder as of the date of this Voting Agreement; and (ii) all additional securities of IgDraSol (including any additional shares of IgDraSol Common Stock and any additional options, restricted stock units, warrants and other rights to acquire or convert into shares of IgDraSol Common Stock) of which Stockholder acquires Ownership during the Voting Period (as defined below), whether such acquisition is a result of purchases or other transfers of IgDraSol Common Stock to Stockholder or by virtue of a stock dividend, stock split, recapitalization, reclassification, subdivision, combination or exchange of shares or by exercise of any rights to acquire or convert into IgDraSol Common Stock.

(e) “Transfer” of a security shall mean that a Person shall directly or indirectly: (i) sell, pledge, encumber, grant an option or other right with respect to, transfer or dispose of such security or any interest in such security to any Person other than Sorrento; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Sorrento; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

(f) “Voting Period” shall mean the period commencing on the date of this Voting Agreement and ending on the Expiration Date.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Voting Period, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to any Person other than IgDraSol to be effected without the prior written consent of Sorrento.

2.2 Restriction on Transfer of Voting Rights. During the Voting Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted that is inconsistent with this Voting Agreement, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Stockholder if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided, however, that a Transfer referred to in this Section 2.3 shall be permitted only if, as a condition to such Transfer, the transferee agrees in a writing, satisfactory in form and substance to IgDraSol and Sorrento, to be bound by all of the terms of this Voting Agreement. Any Transfer or purported Transfer of Subject Securities other than in accordance with Sections 2.1 and 2.3 shall be void ab initio and of no effect.

SECTION 3. VOTING OF SHARES

3.1 VOTING COVENANT. Stockholder hereby agrees that, prior to the Expiration Date, at any meeting of the stockholders of IgDraSol, however called, or at any adjournment or postponement thereof and on every action or approval by written consent of the stockholders of IgDraSol, unless otherwise directed in writing by Sorrento, Stockholder shall cause any and all issued and outstanding shares of IgDraSol Common Stock Owned by Stockholder as of the record date with respect to such meeting to be voted:

(a) in favor of the Merger, the execution and delivery by IgDraSol of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(b) in favor of any proposal to adjourn or postpone the meeting of the stockholders of IgDraSol to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held;

(c) against any action or agreement that would result in a material breach of any representation, warranty, covenant or obligation of IgDraSol in the Merger Agreement; and

(d) against any action which is (i) intended to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement, or (ii) would reasonably be expected, to impede, interfere with, materially delay, materially postpone, discourage or adversely affect in any material way the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement.

Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)”, clause “(b)”, clause “(c)” or clause “(d)” of the preceding sentence.

3.2 PROXY

(a) Contemporaneously with the execution of this Voting Agreement: (i) Stockholder shall deliver to Sorrento a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law (at all times during the Voting Period) with respect to the shares referred to therein (the “Proxy”); and (ii) if applicable, Stockholder shall cause to be delivered to Sorrento an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of IgDraSol Common Stock that are Owned by Stockholder.

(b) Stockholder shall not enter into any tender, voting or other agreement, or grant a proxy or power of attorney, with respect to the Subject Securities that is inconsistent with this Voting Agreement or otherwise take any other action with respect to the Subject Securities that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Sorrento as follows:

4.1 Authorization, etc. Stockholder has the power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform Stockholder’s obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Voting Agreement by Sorrento, constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

4.2 No Conflicts or Consents.

(a) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any material lien on any of the Subject Securities.

(b) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent of any Person.

4.3 Title to Securities. As of the date of this Voting Agreement, subject to any vesting or rights of repurchase by IgDraSol, if any: (a) Stockholder holds of record (free and clear of any liens) the number of outstanding shares of IgDraSol Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Stockholder holds (free and clear of any liens) the options, restricted stock units, warrants and other rights to acquire shares of IgDraSol Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Stockholder Owns the additional securities of IgDraSol set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of IgDraSol, or any option, restricted stock unit, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of IgDraSol, other than the shares and options, restricted stock units, warrants and other rights set forth on the signature page hereof.

4.4 Accuracy of Representations. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, and will be accurate in all respects at all times prior to the Expiration Date as if made as of any such time or date.

SECTION 5. MISCELLANEOUS

5.1 Stockholder Information. Stockholder hereby agrees to permit Sorrento and IgDraSol to publish and disclose in the proxy statement and any other public disclosure that Sorrento and IgDraSol mutually determine to be necessary or desirable in connection with the Merger and any other transactions contemplated by the Merger Agreement Stockholder’s identity and ownership of shares of IgDraSol Common Stock and the nature of Stockholder’s commitments, arrangements and understandings under this Voting Agreement.

5.2 Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Sorrento may reasonably request for the purpose of carrying out and furthering the intent of this Voting Agreement.

5.3 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

5.4 Notices. Any notice or other communication required or permitted to be delivered to any party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent via facsimile before 5:00 p.m. (Pacific time) with confirmation of receipt, when transmitted and receipt is confirmed; (c) if sent by registered, certified or first class mail, the third business day after being sent; and (d) if sent by overnight delivery via a national courier service, one business day after being sent, in each case to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

if to Stockholder:

at the address set forth on the signature page hereof; and

if to Sorrento:

Sorrento Therapeutics, Inc.

6042 Cornerstone Court West, Suite B

San Diego, CA 92121

Attn.: Chief Financial Officer

Tel. No.: (858) 210-3700

Fax No.: (858) 210-3759

with a copy (which shall not constitute notice) to:

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

Attn.: Glen Y. Sato

Fax No.: (650) 849-7400

if to IgDraSol:

IgDraSol, Inc.

1110 Warner Avenue, Suite 266

Fountain Valley, CA 92708

Attn.: President

Fax No.: (714) 445-0127

with a copy (which shall not constitute notice) to:

Snell & Wilmer L.L.P

600 Anton Blvd., Suite 1400

Costa Mesa, CA 92626

Attn.: William Pedranti

Fax No.: (714) 427-7799

5.5 Severability. In the event that any provision of this Voting Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Voting Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

5.6 Entire Agreement. This Voting Agreement, the Proxy, the Merger Agreement, the Option Agreement and any other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

5.7 Amendments. This Voting Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.

5.8 Assignment; Binding Effect; No Third Party Rights. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and Stockholder’s successors and assigns, and shall inure to the benefit of Sorrento and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Sorrento and its successors and assigns) any rights or remedies of any nature.

5.9 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Sorrento shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Sorrento nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.9, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.10 Attorneys’ Fees. If any action or proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

5.11 Non-Exclusivity. The rights and remedies of Sorrento under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

5.12 Governing Law; Jurisdiction; Waiver of Jury Trial. This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware, (without giving effect to principles of conflicts of laws). Any Legal Proceeding (as defined below) relating to this Agreement or the enforcement of any provision of this Agreement (including a Legal Proceeding based upon intentional or willful misrepresentation or fraud) may be brought or otherwise commenced in any state or federal court located in the State of California. Each party to this Agreement: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of California (and each appellate court located in the State of California) in connection with any such Legal Proceeding; (ii) agrees that each state and federal court located in the State of California shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such Legal Proceeding commenced in any state or federal court located in the State of California, any claim that such party is not subject personally to the jurisdiction of such court, that such Legal Proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court. For purposes of this section, “Legal Proceeding” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

5.13 Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any Legal Proceeding arising out of or related to this Voting Agreement or the transactions contemplated hereby.

5.14 Counterparts; Exchanges by Facsimile or Electronic Delivery. This Voting Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Voting Agreement (in counterparts or otherwise) by facsimile or electronic delivery shall be sufficient to bind the parties to the terms and conditions of this Voting Agreement.

5.15 Headings. The headings contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

5.16 Waiver. Subject to the remainder of this Section 5.16, at any time prior to the Expiration Date, any party hereto may: (a) extend the time for the performance of any of the obligations or other acts of the other parties to this Voting Agreement; (b) waive any inaccuracy in or breach of any representation, warranty, covenant or obligation of the other party in this Voting Agreement or in any document delivered pursuant to this Voting Agreement; and (c) waive compliance with any covenant, obligation or condition for the benefit of such party contained in this Voting Agreement. No failure on the part of any Person to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Voting Agreement, or any power, right, privilege or remedy under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.17 Independence of Obligations. The covenants and obligations of Stockholder set forth in this Voting Agreement shall be construed as independent of any other contract between Stockholder, on the one hand, and IgDraSol or Sorrento, on the other. The existence of any claim or cause of action by Stockholder against IgDraSol or Sorrento shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder. Nothing in this Voting Agreement shall limit any of the rights or remedies of Sorrento under the Merger Agreement, or any of the rights or remedies of Sorrento or any of the obligations of Stockholder under any agreement between Stockholder and Sorrento or any certificate or instrument executed by Stockholder in favor of Sorrento; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Sorrento or any of the obligations of Stockholder under this Voting Agreement.

5.18 Other Capacities. Notwithstanding any provision of this Voting Agreement to the contrary, nothing in this Voting Agreement shall limit or restrict Stockholder from acting in good faith in Stockholder’s capacity as a director or officer of IgDraSol (it being understood that this Voting Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of IgDraSol).

5.19 Construction.

(a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

(c) As used in this Voting Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Voting Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Sorrento and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

SORRENTO THERAPEUTICS, INC.

/s/ Henry Ji
By
President and CEO
Title

IGDRASOL, INC.

/s/ Vuong Trieu
By
CEO
Title

Voting Agreement Signature Page

IN WITNESS WHEREOF, Sorrento and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

SORRENTO THERAPEUTICS, INC.

Signature:	/s/ Henry Ji

Print Name:	Henry Ji

Title:	President and CEO

STOCKHOLDER

Signature:	/s/ Bassil Dahiyat

Print Name:	Bassil Dahiyat

Address:	3848 Canyon Lane Altadena, CA 91001

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
125,000

Voting Agreement Signature Page

IN WITNESS WHEREOF, Sorrento and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

SORRENTO THERAPEUTICS, INC.

Signature:	/s/ Henry Ji

Print Name:	Henry Ji

Title:	President and CEO

STOCKHOLDER

Signature:	/s/ Chao Hsiao

Print Name:	Chao Hsiao

Address:	526 S. Orange Ave. #B Monterey Park, CA 91755

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
121,875

Voting Agreement Signature Page

IN WITNESS WHEREOF, Sorrento and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

SORRENTO THERAPEUTICS, INC.

Signature:	/s/ Henry Ji

Print Name:	Henry Ji

Title:	President and CEO

STOCKHOLDER

Signature:	/s/ Kouros Motamed

Print Name:	Kouros Motamed

Address:	25 Palatine #433 Irvine, CA 92612

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
487,500

Voting Agreement Signature Page

IN WITNESS WHEREOF, Sorrento and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

SORRENTO THERAPEUTICS, INC.

Signature:	/s/ Henry Ji

Print Name:	Henry Ji

Title:	President and CEO

STOCKHOLDER

Signature:	/s/ Vuong Trieu

Print Name:	Vuong Trieu

Address:	4003 Jim Bowie Agoura Hills, CA 91301

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
2,925,000	Warrant for 416,666	Convertible Promissory Note for $250,000

Voting Agreement Signature Page

IN WITNESS WHEREOF, Sorrento and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

SORRENTO THERAPEUTICS, INC.

Signature:	/s/ Henry Ji

Print Name:	Henry Ji

Title:	President and CEO

STOCKHOLDER

Signature:	/s/ Larn Hwang

Print Name:	Larn Hwang

Address:	131 S. Second Ave. #A Arcadia, CA 91006

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
487,500

Voting Agreement Signature Page

IN WITNESS WHEREOF, Sorrento and Stockholder have caused this Voting Agreement to be executed as of the date first written above.

SORRENTO THERAPEUTICS, INC.

Signature:	/s/ Henry Ji

Print Name:	Henry Ji

Title:	President and CEO

STOCKHOLDER

Signature:	/s/ Jason Dekker

Print Name:	Jason Dekker

Address:	1001 S. Meadows Pkwy, Apt. 1532 Reno, NV 89521

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
487,500	Warrant for 8,333	Convertible Promissory Note for $5,000

Voting Agreement Signature Page

EXHIBIT A

FORM OF IRREVOCABLE PROXY

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of IgDraSol, Inc., a Delaware corporation (the “IgDraSol”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Sorrento Therapeutics, Inc., a Delaware corporation (“Sorrento”), and Dr. Henry Ji and Richard Vincent, solely in their capacities as executive officers of Sorrento, and each of them, the attorneys and proxies of the Stockholder, with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to the outstanding shares of capital stock of IgDraSol owned of record by the Stockholder as of the date of this proxy, which shares are specified in this proxy, and all shares of capital stock of IgDraSol that may be owned of record by the Stockholder after the date of this proxy. (The shares of the capital stock of IgDraSol referred to in the immediately preceding sentence are referred to as the “Shares.”) Upon the execution of this proxy, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies inconsistent with this Proxy will be given with respect to any of the Shares.

This proxy is irrevocable, is coupled with an interest and is granted in connection with, and as security for, the Voting Agreement, dated as of the date hereof, by and among Sorrento, IgDraSol and the Stockholder (the “Voting Agreement”), and is granted in consideration of Sorrento entering into the Agreement and Plan of Merger, dated as of the date hereof, among Sorrento, STI Merger Sub Inc., a Delaware corporation, IgDraSol and Vuong Trieu as the Stockholders’ Agent. This proxy will terminate on the Expiration Date (as defined in the Voting Agreement).

Prior to the Expiration Date, the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote any Shares owned by the undersigned, at any meeting of the stockholders of IgDraSol, however called, or at any adjournment or postponement thereof and on every action or approval by written consent of the stockholders of IgDraSol:

(a) in favor of the Merger, the execution and delivery by IgDraSol of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(b) in favor of any proposal to adjourn or postpone the meeting of the stockholders of IgDraSol to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held;

(c) against any action or agreement that would result in a material breach of any representation, warranty, covenant or obligation of IgDraSol in the Merger Agreement; and

(d) against any action which is (i) intended to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement, or (ii) would reasonably be expected, to impede, interfere with, materially delay, materially postpone, discourage or adversely affect in any material way the Merger or any of the other transactions contemplated by the Merger Agreement or this Voting Agreement.

Proxy

The Stockholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this proxy or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Upon such determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this proxy so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Dated: , 2013	STOCKHOLDER

[ ]

By:
Its:

By:
Its:

Signature:

Print Name:

Title:

Number of shares of common stock of IgDraSol owned of record as of the date of this proxy:

Proxy